Exhibit 10.20

			   AMENDMENT NUMBER FOUR TO
			REVOLVING CREDIT LOAN AGREEMENT



	THIS AMENDMENT NUMBER FOUR TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") dated as of May 23, 1996 is entered into by and among TRIAD SYSTEMS CORPORATION, a Delaware corporation (the "Borrower"), TRIAD
SYSTEMS FINANCIAL CORPORATION, a California corporation ("TSFC"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").

WITNESSETH:

	WHEREAS, the Borrower and the Bank entered into that certain Revolving Credit Loan Agreement dated as of June 30, 1992, as amended by Amendment Number One dated as of December 31, 1993, Amendment Number Two dated as of September 30, 1994, and Amendment Number Three dated as of March 31, 1995 (as the same may be further amended or modified, the "Agreement");

	WHEREAS, as a condition to entering into the Agreement, TSFC guarantied the payment and performance of all of the Borrower's obligations under the Agreement pursuant to that certain Guaranty dated as of June 30, 1992 (the "Guaranty"); and

	WHEREAS, the Borrower has requested that the Bank amend the Agreement as hereinafter provided, and the Bank is willing to so amend the Agreement subject to the terms, provisions and conditions of this Amendment;

	NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower, TSFC and the Bank agree as follows:

	1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

	2. The definition of "Commitment Amount" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

		"Commitment Amount" shall mean, as of any applicable date of determination, the amount as set forth below:

			Increase/
		      (Decrease) in
	Commitment     Commitment
	  Amount         Amount             Determination Date
       -----------    -------------        --------------------------------
       $15,000,000                          Effective Date through 10/31/92
       $14,875,000      ($125,000)          11/01/92 through 01/31/93
       $14,750,000      ($125,000)          02/01/93 through 04/30/93
       $14,625,000      ($125,000)          05/01/93 through 07/31/93
       $14,500,000      ($125,000)          08/01/93 through 10/31/93
       $14,291,667      ($208,333)          11/01/93 through 01/31/94
       $14,083,334      ($208,333)          02/01/94 through 04/30/94
       $13,875,000      ($208,334)          05/01/94 through 07/31/94
       $13,666,667      ($208,333)          08/01/94 through 10/31/94
       $13,375,000      ($291,667)          11/01/94 through 01/31/95
       $13,083,334      ($291,666)          02/01/95 through 03/30/95
       $17,500,000     $4,416,666           03/31/95 through 04/30/95
       $16,750,000      ($750,000)          05/01/95 through 07/31/95
       $16,000,000      ($750,000)          08/01/95 through 10/31/95
       $15,250,000      ($750,000)          11/01/95 through 01/31/96
       $14,500,000      ($750,000)          02/01/96 through 04/30/96
       $13,750,000      ($750,000)          05/01/96 through 05/29/96
       $17,500,000     $3,750,000           05/30/96 through 07/31/96
       $17,031,250      ($468,750)          08/01/96 through 10/31/96
       $16,562,500      ($468,750)          11/01/96 through 01/31/97
       $16,093,750      ($468,750)          02/01/97 through 04/30/97
       $15,625,000      ($468,750)          05/01/97 through 07/31/97
		$0   ($15,625,000)          08/01/97

	3. The definition of "Excess Line" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

		"Excess Line" shall mean, as of any applicable date of determination, the amount as set forth below:

	   Excess Line            Determination Date
	  -------------          --------------------
	    $5,000,000            Effective Date through 10/31/92
	    $4,875,000            11/01/92 through 01/31/93
	    $4,750,000            02/01/93 through 04/30/93
	    $4,625,000            05/01/93 through 07/31/93
	    $4,500,000            08/01/93 through 10/31/93
	    $4,291,667            11/01/93 through 01/31/94
	    $4,083,334            02/01/94 through 04/30/94
	    $3,875,000            05/01/94 through 07/31/94
	    $3,666,667            08/01/94 through 10/31/94
	    $3,375,000            11/01/94 through 01/31/95
	    $3,083,334            02/01/95 through 03/30/95
	    $7,500,000            03/31/95 through 04/30/95
	    $6,750,000            05/01/95 through 07/31/95
	    $6,000,000            08/01/95 through 10/31/95
	    $5,250,000            11/01/95 through 01/31/96
	    $4,500,000            02/01/96 through 04/30/96
	    $3,750,000            05/01/96 through 05/29/96
	    $7,500,000            05/30/96 through 07/31/96
	    $7,031,250            08/01/96 through 10/31/96
	    $6,562,500            11/01/96 through 01/31/97
	    $6,093,750            02/01/97 through 04/30/97
	    $5,625,000            05/01/97 through 07/31/97
		    $0            08/01/97

	4. TSFC joins in executing this Amendment for the purpose of consenting hereto and hereby ratifies, reaffirms and confirms the Guaranty.

	5. The Borrower hereby represents and warrants to the Bank that
(a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default or Event of Default has occurred and is continuing.

	6. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

	7. The Borrower agrees to reimburse the Bank for all reasonable costs and expenses incurred by it in connection with this Amendment, including the reasonable fees and expenses of the Bank's counsel with respect thereto.

	8. This Amendment shall become effective when the Bank shall have received all of the following:

	(a) Counterparts of this Amendment signed by the Borrower, TSFC and the Bank.

	(b) A copy of the resolutions duly adopted by the Boards of Directors of the Borrower and TSFC authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or Assistant Secretary of the Borrower and TSFC, together with an incumbency certificate as to the incumbency and genuine signatures of the officers of the Borrower and TSFC signing this Amendment.

	9. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be but one and the same instrument. The execution of this Amendment will not become effective until counterparts hereof have been executed by all the parties hereto.

	10. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to principles of conflicts of laws.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

			TRIAD SYSTEMS CORPORATION

			By: /S/ STANLEY F. MARQUIS

			Its: Vice President Finance

			TRIAD SYSTEMS FINANCIAL CORPORATION

			By: /S/ STANLEY F. MARQUIS

			Its: President

			COMERICA BANK-CALIFORNIA
			(formerly known as Plaza Bank of Commerce)

			By: /S/ LORI EDWARDS

			Its: First Vice President